SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 27, 2003

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                             BLUE RHINO CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-24287                    56-1870472
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation or                                      Identification No.)
       organization)

                            104 CAMBRIDGE PLAZA DRIVE
                       WINSTON-SALEM, NORTH CAROLINA 27104
                    (Address of principal executive offices)

                                 (336) 659-6900
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit 99.1 -- Press Release dated May 27, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information provided pursuant to Item 12)

The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this
Item 9 in accordance with SEC Release No. 33-8216.

On May 27, 2003, Blue Rhino Corporation (the "Registrant") issued a press release announcing results for the fiscal third quarter ended April 30, 2003 and providing guidance relating to the Registrant's expectations of results for the fiscal fourth quarter and fiscal year ending July 31, 2003. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference. The press release includes the following non-GAAP financial measures:

      (1) After providing disclosure of earnings per share on a GAAP basis for the fiscal third quarter and fiscal nine-month period ended April 30, 2003, the Registrant also discloses earnings per share for these periods on a non-GAAP basis, not including (A) non-cash refinancing charges of $931,000 incurred as a result of the prepayment of subordinated debt in the fiscal third quarter; and (B) the receipt of $2.5 million of net litigation proceeds in the third fiscal quarter. Because these refinancing charges are a non-cash, non-recurring item, and because the receipt of litigation proceeds was a non-recurring event, the Registrant believes that providing these non-GAAP financial measures will be useful to investors by enabling investors to make more realistic comparisons between the Registrant's results of operations during these periods and prior comparable fiscal periods.

      (2) After providing disclosure of expected pre-tax earnings per share on a GAAP basis for the fiscal fourth quarter and fiscal year ending July 31, 2003, the Registrant also discloses expected pre-tax earnings per share for these periods on a non-GAAP basis, not including (A) non-cash refinancing charges of $931,000 incurred as a result of the prepayment of subordinated debt in the fiscal third quarter and non-cash refinancing charges of $1.7 million expected to be incurred as a result of the expected prepayment of subordinated debt in the fiscal fourth quarter; and (B) the receipt of $2.5 million of net litigation proceeds in the third fiscal quarter. Because these refinancing charges are a non-cash, non-recurring item, and because the receipt of litigation proceeds was a non-recurring event, the Registrant believes that providing these non-GAAP financial measures will be useful to investors by enabling investors to make more realistic comparisons between the Registrant's expected results of operations during these periods and prior comparable fiscal periods.

The information in this report is being furnished, not filed, for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to
Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                    SIGNATURE

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Blue Rhino Corporation

Date: May 27, 2003                      By: /s/ Billy Prim
                                            ------------------------------------
                                            Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

      EXHIBIT NO.       DESCRIPTION
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      99.1              Press Release dated May 27, 2003


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